UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)

(952) 368-4300
(Registrant’s telephone number, including area code)

Landec Corporation
2811 Airpark Drive
Santa Maria, California 93455
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2022, Lifecore Biomedical, Inc., a Delaware corporation (the “Company”), filed an amendment to the Company’s Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware to change the Company’s name from Landec Corporation to Lifecore Biomedical, Inc. (the “Name Change”), which was approved by the board of directors (the “Board”) of the Company, and which became effective on November 14, 2022. Pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware, the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders.

Additionally, on November 14, 2022, the Board approved and the Company executed an amendment to the Company’s Amended and Restated Bylaws solely to reflect the Name Change (the “Bylaws Amendment”).

In connection with the Name Change, the Company also changed the trading symbol under which its common stock is traded with The NASDAQ Global Select Market from “LNDC” to “LFCR,” effective as of the opening of market trading on November 15, 2022. There is no change to the CUSIP number for the Company’s common stock.

The foregoing description of the Name Change, the Name Change Charter Amendment and the Bylaws Amendment is only a summary and is qualified in its entirety by reference to the full text of the Name Change Charter Amendment and the Bylaws Amendment, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

On November 14, 2022, the Company issued a press release announcing, among other things, the Name Change. The press release has been furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate Incorporation of the Company.
3.2	Amendment No. 4 to By-Laws of the Company.
99.1	Press Release, dated November 14, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2022

LANDEC CORPORATION

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer

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